UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 12, 2007


                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


         Delaware                    000-23702                13-3588231
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(State or other jurisdiction    (Registration Number)       (IRS Employer
      of incorporation)                                   Identification No.)


   52-16 Barnett Avenue, Long Island City, New York             11104
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       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 18, 2007, Steven Madden, Ltd. (the "Company") issued a press release pursuant to Nasdaq Marketplace Rule 4803 announcing that due to the resignation of Harold D. Kahn from the Company's board of directors and audit committee on September 7, 2007, the Company received a letter from The Nasdaq Stock Market on September 12, 2007 indicating that the Company no longer complies with Nasdaq's independent director and audit committee requirements set forth in Marketplace Rules 4350(c)(1) and 4350(d)(2)(A). A copy of the Company's press release is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.


           (c)    Exhibits

                  99.1     Press Release dated September 18, 2007.




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By: /s/ JAMIESON A. KARSON
                                           ------------------------------------
                                           Name:   Jamieson A. Karson
                                           Title:  Chief Executive Officer

Date:  September 18, 2007


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

                                  EXHIBIT INDEX


DOC. NO.                       DOCUMENT DESCRIPTION
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Exhibit 99.1           Press Release dated September 18, 2007.




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